Exhibit 4.61
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                               EXTENSION AGREEMENT

                          dated as of February 26, 2002

                                      among

                          DOLLAR THRIFTY FUNDING CORP.,
                             an Oklahoma corporation

                         CERTAIN FINANCIAL INSTITUTIONS,
                            as the Liquidity Lenders

                                       and

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                               as Liquidity Agent

                               EXTENSION AGREEMENT
                               -------------------

     THIS EXTENSION AGREEMENT (this "Agreement") dated as of February 26, 2002, is entered into among Dollar Thrifty Funding Corp., an Oklahoma corporation ("DTFC"), the undersigned financial institutions (the "Liquidity Lenders"), Credit Suisse First Boston, New York Branch, a Swiss banking corporation ("Liquidity Agent"), JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank), not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent.

                                    RECITALS:
                                    --------

     A. The undersigned are parties to that certain Liquidity Agreement dated as of March 4, 1998, among DTFC, the Liquidity Lenders, the Liquidity Agent and The Chase Manhattan Bank, not as a party but as Syndication Agent, as subsequently amended by (i) Amendment No. 1 to Liquidity Agreement dated as of March 4, 1999, (ii) Amendment No. 2 to Liquidity Agreement dated as of October 20, 1999, (iii) Amendment No. 3 to Liquidity Agreement dated as of February 18, 2000, (iv) Amendment No. 4 to Liquidity Agreement dated as of February 28, 2001, and (v) Amendment No. 5 to Liquidity Agreement dated as of the date hereof (as amended to the date hereof, the "Liquidity Agreement"); and

     B. The undersigned desire to extend the Scheduled Liquidity Commitment Termination Date from February 26, 2002 to February 24, 2003.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List annexed to the Liquidity Agreement as Annex A, as such Definitions List has heretofore been or may hereafter be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

     2. Extension. Pursuant to Section 3.5 of the Liquidity Agreement, the Scheduled Liquidity Commitment Termination Date with respect to each undersigned Liquidity Lender is hereby extended on February 26, 2002 until February 24, 2003.

     3. Condition to Effectiveness. The effectiveness of this Agreement shall be conditioned upon the effectiveness of that certain Amendment No. 5 to Liquidity Agreement dated as of the date hereof among DTFC, the financial institutions parties thereto, and the Liquidity Agent.

     4. Continuing Accuracy of Representations and Warranties. The representations and warranties of DTFC in each of the CP Program Documents to which DTFC is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation in their terms) on the date of this Agreement as though made on and as of the date of this Agreement.

     5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                         [SIGNATURES ON FOLLOWING PAGES]

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


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

                                 DTFC:

                                 DOLLAR THRIFTY FUNDING CORP.,
                                 an Oklahoma corporation

                                 By:____________________________________________
                                    Pamela S. Peck
                                    Vice President and Treasurer

                                 LIQUIDITY AGENT:

                                 CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, a Swiss banking corporation

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                 SERIES 1998-1 LETTER OF CREDIT PROVIDER:

                                 CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, a Swiss banking corporation

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$70,000,000                      CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                 a Swiss banking corporation


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$70,000,000                      JPMORGAN CHASE BANK


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$50,000,000                      ING (U.S.) CAPITAL, LLC


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$35,000,000                      THE BANK OF NOVA SCOTIA


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$50,000,000                      ABN AMRO BANK N.V.


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$25,000,000                      CREDIT INDUSTRIEL ET COMMERCIAL


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$40,000,000                      DRESDNER BANK AG, NEW YORK AND GRAND
                                 CAYMAN BRANCHES


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$25,000,000                      BNP PARIBAS


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$50,000,000                      BANK OF MONTREAL


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$22,000,000                      COMERICA BANK


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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


LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$60,000,000                      DEUTSCHE BANK AG, NEW YORK A/O CAYMAN
                                 ISLANDS BRANCHES


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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



LIQUIDITY COMMITMENT:            LIQUIDITY LENDER:


$25,000,000                      LANDESBANK HESSEN-THURINGEN GIROZENTRALE


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



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